Exhibit 99.2

                            Banknorth Group, Inc.

                                      &

                           Evergreen Bancorp, Inc.

                           Synopsis of Acquisition

                               August 3, 1998


These investor materials contain forward-looking statements that involve risk and uncertainty. It should be noted that a variety of factors could cause the combined company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the combined company's forward-looking statements.

      The risks and uncertainties that may affect the operations, performance, development, growth projections and results of the combined company's business include, but are not limited to, the growth of the economy, interest rate movements, timely development by the combined company of technology enhancements for its products and operating systems, the impact of competitive products, services and pricing, customer based requirements, Congressional legislation, acquisition cost savings and revenue enhancements and similar matters. Readers of this report are cautioned not to place undue reliance on forward-looking statements which are subject to influence by the named risk factors and unanticipated future events. Actual results, accordingly, may differ materially from management expectations.


                                Strategic Fit

                  (Map of both banks area branch locations)



                      Description of Evergreen Bancorp
                                   (EVGN)


* One-bank holding company headquartered in Glens Falls, NY. Its principal subsidiary, Evergreen Bank, N.A., operates 28 banking locations throughout the Glens Falls, Plattsburgh and Capital regions.

* A summary of the bank's balance sheet and earnings performance as of June 30, 1998 is as follows:

                             (in thousands)
      Total Assets:                                     $1,067,196
      Loans, net:                                          686,525
      Securities:                                          321,332
      Deposits:                                            924,955
      Total Equity:                                         87,627
      Equity to Assets:                                       8.21%
      Annualized Earnings for the 6 months ended:           11,836
      Annualized ROE:                                        13.62%


Strong NY Market Share and Demographic Trends
Deposit Data & Market Share Information is as of June 19, 1997
Source: SNL Securities, L.P. & Claritas


Average Household Income             Clinton     Warren      Washington

1997                                 $43,626     $47,374      $39,876
Projected 2002                       $54,018     $55,622      $45,893
Percent Change                         23.82%      17.41%       15.09%


EVGN Market Share                      17.58%      33.46%       44.11%
EVGN Rank by County                        3           2            1


Transaction Benefits

*   Strategic:
      * Creates a regional commercial bank with estimated assets over $4.2 billion and approximately an $870mm market capitalization
      * Expands core market area and creates critical mass in eastern New York with a strong local presence
      * Enhances ability to compete and widens product range through a broadened customer base with similar demographics
      *   Adds approximately $550 million of additional trust assets
      *   Provides an additional platform for further growth

*   Financial:
      *   Accretive to earnings
      *   Enhances capital
      *   Increases liquidity
      *   Identified cost savings of approximately $9 million
      * Revenue enhancements and/or deployment of excess capital/incremental cash will further enhance financial benefits


Transaction Description - Term Sheet

Structure:                  EVGN will be merged with BKNG and Evergreen
                            Bank, N.A., will be run as a separate subsidiary.

Exchange Ratio:             Fixed exchange ratio of .90 shares of BKNG for
                            each EVGN share

Value: EVGN shareholders receive $33.16, based on BKNG's 5-day average closing stock price of $36.83 through 7/30/98. The aggregate offer is approximately $291 million.

Accounting/Tax Treatment:   Pooling of interests / tax free exchange

Stock Purchase Option:      19.9% of EVGN's shares outstanding

Expected Closing:           Fourth quarter 1998 / 1st quarter 1999


Strong Balance Sheet Composition
Estimated June 30, 1998 Balance Sheets
($ in millions)


                                    Pro Forma                Estimated
                                     BKNG(1)       EVGN      Pro Forma

Assets                                $3,168      $1,067      $4,236
Loans                                 $2,135      $  687      $2,822
Investments                           $  741      $  321      $1,063
Deposits                              $2,548      $  925      $3,472
Borrowings                            $  333      $   36      $  369
Tangible Capital                      $  184      $   88      $  271
App. Market Capitalization            $  580      $  291      $  871

Borrowings/Assets                      10.52%       3.37%       8.72%

Tangible Capital/Assets                 5.79%       8.21%       6.40%

LLR/Loans                               1.38%       1.84%       1.48%

<F1>  BKNG balance sheet items include the estimated impact of the pending branch acquisition. On July 1, 1998, BKNG announced the acquisition of 10 BankBoston branches with approximately $285 million of deposits, $118 million of loans and $1 billion of trust assets for a premium of approximately $52.5 million.



Accretive to BKNG Projected Earnings(1)
($ in millions, except for per share data)


                                                            Est. 1999

BKNG Estimated Net Income ($2.19)(1)                         $34.40
EVGN Estimated Net Income ($1.46)(1)                           13.1
      Total Estimated Net Income                               47.5
After-Tax Cost Savings ($9 Pre-Tax)                             6.1
After-Tax Earnings on Incremental Cash/Capital                    0
Revenue Enhancements                                              0
      Pro Forma Net Income                                   $53.60

EVGN Estimated FD Shares(2)                                     9.0
BKNG Estimated FD Shares(2)                                    15.7
Exchange Ratio                                                   .9
Pro Forma Estimated FD Shares                                  23.8

BKNG Stand Alone EPS                                         $ 2.19
BKNG Pro Forma EPS                                           $ 2.25
Accretion                                                      2.84%

<F1>  Mean of I/B/E/S analyst projections and excludes the effect of one-time restructuring charge anticipated in the 4th quarter of 1998.
<F2>  Weighted Average diluted shares outstanding for the six (6) months ended
      June 30, 1998. Shares are illustrated in millions.


Estimated Expense Reductions
($ in millions)

   *  EVGN's Ann. Last 6 Months Total Expense Base:          $30.9 (1)

   *  EVGN's Projected 1999 Total Expense Base:              $32.5 (2)

      Estimated Efficiencies:
      -----------------------
      Salaries & Benefits                    $ 5.8
      Occupancy & Equipment                  $ 1.8
      Other                                  $ 1.4
                                             -----
            Total                            $ 9.0
                                             -----
      Percentage of 1999 Projected Base                 27.6%

   *  Estimated Pre-tax Merger and Restructuring Charges of $16mm


(1) Total other expenses for the 6 months ended June 30, 1998 were $15.483 million.
(2) Annualized last 6 months ($30.9) with an estimated 5% growth rate in 1999.


Revenue Enhancement Opportunities

   *   Trust services

   *   Expansion of small business lending

   *   Expansion of automobile leasing & indirect

   *   Cash management services

   *   Expanded legal lending limit

   *   Ability to leverage capital



Incremental Earnings Potential of Excess Capital
($ in millions except per share information)


                                                       BKNG
                                                    Stand Alone    Pro Forma

Total Assets                                          $3,168        $4,236
Tangible Capital                                      $  184        $  271
Tangible Capital/Assets                                 5.79%         6.40%

Capital needed to maintain a TC/A ratio of 6.00%:                   $  254
  Excess capital:                                                   $   17

Assumed return on excess capital:                                       12%
Incremental earnings impact:                                        $2,040

Incremental EPS pickup:                                             $ 0.09